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                                                                Exhibit 99(p)(1)

                                 CODE OF ETHICS

                             For Access Persons of

                             The Munder Funds Trust
                             The Munder Funds, Inc.
                             St. Clair Funds, Inc.
                       The Munder Framlington Funds Trust
                            The Munder @Vantage Fund
                           Munder Capital Management
                         World Asset Management, L.L.C.

                                     [LOGO]

                           MUNDER CAPITAL MANAGEMENT


                                August 14, 2001

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                                 CODE OF ETHICS
                                Table of Contents

I.   Introduction...............................................................................     1
     A.  General Principles.....................................................................     1
     B.  Applicability..........................................................................     1
         1. General Applicability of the Code...................................................     1
         2. Application of the Code to Non-Interested Trustees/Directors........................     1
         3. Application of the Code to Interested Trustees/Directors............................     2
         4. Application of the Code to Funds Subadvised by MCM or World.........................     2
         5. Conflicts with Other Codes..........................................................     2
II.  Restrictions on Activities.................................................................     2
     A.  Blackout Periods for Personal Trades...................................................     2
         1. Pending Trades......................................................................     2
         2. Seven Day Blackout..................................................................     3
     B.  Place Interests of Advisory Clients First..............................................     3
     C.  Initial Public Offering and Limited Offering...........................................     3
     D.  Short-Term Trading Profits.............................................................     4
     E.  Gifts..................................................................................     4
         1. Accepting Gifts.....................................................................     4
         2. Solicitation of Gifts...............................................................     4
         3. Giving Gifts........................................................................     4
     F.  Service as a Director..................................................................     5
     G.  Amendments and Waivers.................................................................     5
III. Exempt Transactions........................................................................     5
     A.  Exclusions from Definition of Covered Security.........................................     5
     B.  Trades Exempt from Certain Prohibitions................................................     6
     C.  De Minimus Exception...................................................................     7
IV.  Compliance Procedures......................................................................     7
     A.  Pre-clearance Requirements for Access Persons..........................................     7
         1. General Requirement.................................................................     7
         2. Trade Authorization Requests........................................................     7
         3. Duration of Pre-Clearance Approval..................................................     8
         4. Execution of Trades and Commissions.................................................     8
     B.  Quarterly Reporting....................................................................     8
         1. Brokerage Statements and Confirmations..............................................     8
         2. Manual Reports......................................................................     8
         3. Permitted Disclaimer................................................................    10
     C.  Quarterly Review.......................................................................    10
     D.  Initial and Annual Disclosure of Personal Holdings.....................................    10
     E.  Certification of Compliance............................................................    11
     F.  Reports to the Boards of Trustees/Directors............................................    11
         1. Annual Reports......................................................................    11
         2. Quarterly Reports...................................................................    11
     G.  Maintenance of Reports.................................................................    11
V.   General Policies...........................................................................    12
     A.  Anti-Fraud.............................................................................    12

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
        B. Involvement in Criminal Matters or Investment-Related Civil Proceedings..............   12
VI.     Sanctions...............................................................................   12
VII.    Investment Adviser and Principal Underwriter Codes......................................   13
VIII.   Recordkeeping...........................................................................   13
IX.     Confidentiality.........................................................................   13
X.      Other Laws, Rule and Statements of Policy...............................................   13
XI.     Further Information.....................................................................   13

Attachment A - Definitions
Attachment B - Pre-Clearance Request Form
Attachment C - Form of Quarterly Manual Reports
Attachment D - Personal Holdings of Securities
Attachment E - Annual Certification and Questionnaire
Attachment F - Contact Persons
Attachment G - List of Broad-Based Indices

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                                 CODE OF ETHICS

I.   INTRODUCTION

     A.   General Principles

     This Code of Ethics ("Code") establishes rules of conduct for "Access Persons" (as defined in Attachment A) of The Munder Funds Trust, The Munder Funds, Inc., St. Clair Funds, Inc., The Munder Framlington Funds Trust, the Munder @Vantage Fund (the foregoing are collectively referred to as the "Munder Funds"), Munder Capital Management ("MCM") and World Asset Management, L.L.C. ("World"). The Code is designed to (i) govern the personal securities activities of Access Persons; (ii) prevent Access Persons from engaging in fraud; and (iii) require MCM to use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code. As a general matter, in connection with personal securities transactions, Access Persons should (1) always place the interests of Advisory Clients first; (2) ensure that all personal securities transactions are conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of a Access Person's position of trust and responsibility; and (3) not take inappropriate advantage of their positions.

     B.   Applicability

          1.   General Applicability of the Code

          This Code applies to all Access Persons (as defined in Attachment A) of the Munder Funds, MCM and World.

          2.   Application of the Code to Non-Interested Trustees/Directors

     This Code applies to Non-Interested Trustees/Directors. However, a Non-Interested Trustee/Director shall not be required to comply with Sections IV.A. and IV.B. of this Code1 with respect to a personal securities transaction involving a Covered Security (as defined in Attachment A) unless such
                                                          ------
Non-Interested Trustee/Director, at the time of the personal transaction, knew, or in the ordinary course of fulfilling his or her official duties as a trustee/director of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the trustee/director's personal transaction in the Covered Security, a Munder Fund purchased or sold the same Covered Security or such Covered Security was being considered for purchase or sale by a Fund or its investment adviser. Certain provisions of the Code do not apply to Non-Interested Trustees/Directors solely by reason of being a trustee/director of the Munder Funds. Specifically, the following provisions of the Code do not apply to Non-Interested Trustees/Directors solely by reason of being a trustee/director of the Munder Funds: (i) the reporting of initial, quarterly and annual disclosure of personal securities holdings; (ii) restrictions relating to black-out periods, short-term trading, investments in limited

___________________

/1/ Sections IV.A. and IV.B. generally relate to the requirement to pre-clear personal trades, provide duplicate brokerage confirmations and statements and provide quarterly transaction reports.

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offerings and initial public offerings; and (iii) restrictions regarding service as a director of a publicly-traded or privately held company.

          3.   Application of the Code to Interested Trustees/Directors

This Code also applies to Interested Trustees/Directors. An Interested Trustee/Director, unlike a Non-Interested Trustees/Director as described above in Section I.B.2., shall be required to comply with Sections IV.A. and IV.B. of this Code with respect to a personal securities transaction involving a Covered Security. However, if the trustee/director is designated as an Interested
          -------
Trustee/Director solely because of his or her prior business relationship with the Munder Funds, MCM or World (i.e., is not "Investment Personnel", as defined in Attachment A), or due to a direct or indirect "Beneficial Interest" (as defined in Attachment A) in any security issued by MCM or its parent company, the Interested Trustee/Director shall only be required to comply with the provisions of this Code relating to (a) Quarterly Transaction Reports; and (b) Initial and Annual Holdings Reports (as described in Sections IV.B. and D.). Moreover, the provisions of this Code regarding (i) restrictions on black-out periods and short-term trading; (ii) restrictions on investments in limited offerings and initial public offerings; and (iii) restrictions regarding services as a director of a publicly-traded or privately held company, shall not apply.

          4.   Application of the Code to Funds Subadvised by MCM or World

          This Code does not apply to the directors, officers and general partners of funds for which MCM or World serve as a subadviser.

          5.   Conflicts with Other Codes

          To the extent this Code conflicts with any code of ethics or other code or policy to which an Access Person is also subject, this Code shall control. Notwithstanding the foregoing, if the other code of ethics is more restrictive than this Code, such other code of ethics shall be controlling, provided that (i) the Designated Supervisory Person determines that the other code should be controlling and (ii) notifies the Access Person in writing of that determination.

II.  RESTRICTIONS ON ACTIVITIES

     A.   Blackout Periods for Personal Trades

          1.   Pending Trades

          No Access Person shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership (as defined in Attachment
A) on a day during which an Advisory Client has a pending "buy" or "sell" order in that same Covered Security until that order is executed or withdrawn, unless the pending trade is an Index Trade or the Access Person trade is a De Minimus Trade. (See Section III.C. of the Code.)

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          2. Seven Day Blackout

          No Portfolio Manager of an Advisory Client, or Access Person linked to that Portfolio Manager by the Designated Supervisory Person, shall purchase or sell, directly or indirectly, any Covered Security in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership within seven (7) calendar days before or after the Advisory Client's trades in that Covered Security is executed, unless the Advisory Client's trade is an Index Trade or the Access Person trade is a De Minimus Trade.

     B.   Place Interests of Advisory Clients First

     No Portfolio Manager shall recommend any securities transactions by an Advisory Client without having previously disclosed to the Designated Supervisory Person (or his or her designee) his or her interest, if any, in such securities or in the issuer thereof, and received approval from the Chief Investment Officer - Equities or the Designated Supervisory Person to effectuate the proposed trade. Disclosable interests include, but are not limited to:

          1. any direct or indirect Beneficial Ownership by the Access Person of any securities of such issuer;

          2. any contemplated transaction by such Access Person in such securities;

          3.   any position with such issuer or any of its affiliates; and

          4. any present or proposed business relationship between such issuer or its affiliates and such Access Person or any party in which such person has a significant interest.

     C.   Initial Public Offering and Limited Offering

     No Access Person shall acquire directly or indirectly any securities in an initial public offering for his or her personal account except initial public offerings of registered investment companies. (As noted above, this provision does not apply to Non-Interested Trustees/Directors or Interested
Trustees/Directors who are not also Investment Personnel.)

     No Access Person shall acquire directly or indirectly securities in a "limited offering" (which are sometimes also referred to as "private placements") except after receiving pre-clearance, as specified in Section IV.A. hereof. In all such instances, the Access Person shall provide the Designated Supervisory Person with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Access Person's activities on behalf of Advisory Clients). The Designated Supervisory Person may not approve any such transaction unless, after consultation with other investment advisory personnel of MCM such as its Chief Investment Officer, he or she determines that Advisory Clients have no reasonably foreseeable interest in purchasing such securities.

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     For this purpose, a "limited offering" means an offering that is exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) or 4(6) thereof, or pursuant to Regulation D thereunder. (As noted above, this provision does not apply to Non-Interested Trustees/Directors or to Interested Trustees/Directors who are not also Investment Personnel.) Access Persons who have been authorized to acquire and have acquired securities in a "limited offering" must disclose that investment to the Designated Supervisory Person and the Chief Investment Officer - Equities prior to, and explain that the disclosure is being made is in connection with, the Access Person's subsequent consideration of an investment in the issuer by an Advisory Client.

     D.   Short-Term Trading Profits

     No Access Person shall profit from the purchase and sale, or sale and purchase, of the same Covered Security of which such Access Person has a beneficial ownership within 60 calendar days. Subject to Section IV. below, any profit so realized shall be paid over to a charitable organization.

     E.   Gifts

     The provisions below on gifts only applies to all officers and employees of MCM and World. Please see the Gift Policy in the Employee Handbook for further information.

          1.   Accepting Gifts

          On occasion, because of their position with MCM, World, or the Munder Funds, employees may be offered, or may receive without notice, gifts from clients, brokers, vendors or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of MCM, World and the Munder Funds. Gifts of a nominal value (i.e., gifts whose reasonable value is no more than $100 a year), customary business meals, entertainment (e.g., reasonable sporting events) and promotional items (e.g., pens, mugs, T-shirts) may be accepted. If an employee receives any gift that might be prohibited under this Code, the employee must inform the Legal Department.

          2.   Solicitation of Gifts

          Employees and officers of MCM or World may not solicit gifts or gratuities.

          3.   Giving Gifts

          Employees and officers of MCM or World may not give any gift with a value in excess of $100 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

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     F.   Service as a Director

     No Access Person shall serve on the board of directors of any publicly traded company or privately-held company without prior authorization from a committee comprised of MCM's General Counsel and either the Chief Executive Officer or Chief Investment Officer - Equities of MCM based upon a determination that such board service would be consistent with the interests of the Advisory Clients. In instances in which such service is authorized, the Access Person will be isolated from making investment decisions relating to such company through the implementation of appropriate "Chinese Wall" procedures established by the General Counsel. This restriction does not apply to non-profit, charitable, civic, religious, public, political, or social organizations.

     G.   Amendments and Waivers

     The limitations and restrictions specified in subsections C through F of this Section II may be modified only by the General Counsel on a case by case basis. Each such modification shall be documented in writing by the Designated Supervisory Person, including in particular the basis for the modification. If material, such modification must be approved by the Board of Directors of the Munder Funds no later than six months after adoption of the change.

     Although exceptions to the Code will rarely, if ever, be granted, the General Counsel of MCM may grant exceptions to the requirements of the Code on a case-by-case basis if he or she finds that the proposed conduct involves negligible opportunity for abuse. All material exceptions must be in writing and must be reported to the Board of Directors of the Munder Funds at their next regularly scheduled meeting after the exception is granted. For purposes of this Section, an exception will be deemed to be material if the transaction involves more than 1,000 shares or has a dollar value in excess of $25,000.

III. EXEMPT TRANSACTIONS

     A.   Exclusions from Definition of Covered Security

     For purposes of this Code, the term "Covered Security" (as defined in Attachment A) shall not include the following:

          1. securities issued or guaranteed as to principal or interest by the Government of the United States or its instrumentalities;

          2.   bankers' acceptances;

          3.   bank certificates of deposit;

          4. commercial paper and high quality short term debt instruments (including repurchase agreements); and

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          5. shares of registered open-end investment companies (including, for example, the Munder Funds)./2/

     B.   Trades Exempt from Certain Prohibitions

     The prohibitions described in Article II, paragraphs "A" (the prohibitions on personal trading by Access Persons while there are pending trades and during 7-day blackouts) and "D" (the 60 day prohibition on short-term trading) shall not apply to:

          1. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control (for example, blind trusts or discretionary accounts where the Access Person and the investment advisor agree in writing to abide by these restrictions in a manner approved by the Designated Supervisory Person);

          2. Purchases or sales that are non-volitional on the part of the Access Person or a Fund;

          3. Purchases that are effected as part of an automatic dividend reinvestment plan or an employee stock purchase plan or program;

          4. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such
     --- ----
     rights were acquired from the issuer, and sales of such rights so acquired; or

          5. Purchases or sales that are considered by the Designated Supervisory Person to have a remote potential to harm an Advisory Client because, for example, such purchases or sales would be unlikely to affect a highly institutional market or because such purchases or sales are clearly not related economically to the securities held, purchased or sold by the Advisory Client.

          6. Transactions in Commodities, Futures, Options on Futures and Options on Broad-Based Indices. Commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks), options on futures, options on currencies and options on certain indices designated by the Compliance Department as broad-based are not subject to the Preclearance, Pending Trade, Seven Day Blackout, or Short-Term Trading Profits and other prohibited transaction provisions of Section II and IV.A. of the Code but are subject to transaction reporting requirements of Section IV.B. The indices designated by the Compliance Department as broad-based may be changed from time to time and are listed in Attachment G.

_____________________
/2/ Note that the @Vantage Fund is not an "open-end" investment company.
                                   ---
Accordingly, its shares are not exempt from the definition of a security or the other restrictions under the Code, including the pre-clearance requirements for Access Persons.

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          The options on indices that are not designated as broad-based are
                                                                        ---
     subject to the Preclearance, Pending Trade, Seven Day Blackout, Short-Term Trading Profits and reporting provisions of the Code.

     C.   De Minimus Exception

     A "De Minimus Trade" is a personal trade of a common stock then listed on the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") in a transaction involving no more than $10,000. If, however, during any two consecutive calendar quarters, aggregate purchase or sale transactions by the Access Person in shares of the same issuer exceed a cumulative value of $30,000, a subsequent transaction in the issuer's securities shall no longer be regarded as a De Minimus Trade. De Minimus Trades are only excluded from the "Pre-Clearance" requirement of Section IV.A. and the "Pending Trade" and "Seven Day Blackout" requirements of Section II.A.

IV.  COMPLIANCE PROCEDURES

     A.   Pre-clearance Requirements for Access Persons

          1.   General Requirement

          Except for exempt transactions specified in Section III.A. and III.B.1 through 4, all purchases or sales (including the writing of an option to purchase or sale) of a Covered Security in which an Access Person (or a member of his or her Immediate Family) has or will have a Beneficial Ownership interest must be pre-cleared with the Designated Supervisory Person or his or her designee.

          2.   Trade Authorization Requests

          Prior to entering an order for a personal trade that requires preclearance, the Access Person must complete a written (see Attachment B) or electronic request for preclearance and must submit the completed form to the Designated Supervisory Person (or his or her designee). After receiving the completed Preclearance Request Form, the Designated Supervisory Person (or his or her designee) will (a) review the information set forth in the Form, (b) independently confirm whether there are any pending or unexecuted orders to purchase or sell the Covered Securities by an Advisory Client, and (c) as soon as reasonably practicable, determine whether to clear the proposed securities transaction. No order for a securities transaction for which preclearance authorization is sought may be placed prior to the receipt of written or electronic authorization of the transaction by the Designated Supervisory Person (or his or her designee). Verbal approvals are not permitted. Access Persons are solely responsible for their compliance with the Code. Pre-clearance should not be construed as an assurance that a personal securities transaction complies with all provisions of this Code.

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          3.   Duration of Pre-Clearance Approval

          Personal trades should be placed with a broker promptly after receipt of the pre-clearance approval so as to minimize the risk of potential conflict arising from a client trade in the same security being placed after the pre-clearance is given. The pre-clearance approval will expire at the open of business (generally 9:00 a.m., Detroit time) on the next trading day after which authorization is received. The Access Person is required to renew such pre-clearance if the pre-cleared trade is not completed before the authority expires.

          4.   Execution of Trades and Commissions

          No personal trades may be placed or executed directly through the institutional trading desk of a broker-dealer that also handles any of MCM's, World's or their respective clients' trading activity. Only normal, retail brokerage relationships generally available to other similar members of the general public are permitted. Commissions on personal transactions may be negotiated, but payment of a commission rate which is lower than the rate available to retail customers through similar negotiations is prohibited.

     B.   Quarterly Reporting

          1.   Brokerage Statements and Confirmations

          Every Access person and members of his or her Immediate Family (excluding Non-Interested Trustees/Directors and their Immediate Family members) must arrange for the Legal Department to receive directly from any broker,
                                                 --------
dealer or bank that effects any securities transaction, duplicate copies of each confirmation for each such transaction and periodic statements for each brokerage account in which such Access Person has a Beneficial Ownership interest. To assist in making these arrangements, the Legal Department will send a letter to each brokerage firm based on the information provided by the Access Person. Brokerage confirms are not required to include any information relating to any security that is not a Covered Security as specified in Section III.A. or a transaction specified in Sections III.B.1 through 4. Brokerage statements are not required to include any information relating to any security that is not a Covered Security specified in Section III.A. For example, an Access Person would not be required to report any information concerning an account that is only able to effect trades in open-end mutual funds.

          2.   Manual Reports

          To the extent an Access Person is unable to provide the duplicate confirmations and periodic statements required by the preceding paragraph on a timely basis, or such confirmations or periodic statements do not include information about a transaction by which the Access Person acquired any direct or indirect Beneficial Ownership of a Covered Security (such as, for example, a private placement or limited offering that is not purchased through his or her brokerage account), he or she shall, on a quarterly basis, report to the Legal Department the information specified in Attachment C about each such previously unreported transaction. An Access Person is not required to submit a manual report if all reportable transactions were included in the duplicate confirmations and periodic statements delivered to the Legal Department.

               a.   Manual Reporting Deadline

               An Access Person must submit any report required by this Article IV.B. to the Designated Supervisory Person no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected.

               b.   Manual Report Content

               A manual report must contain the following information with respect to each previously undisclosed securities transaction:

               (1) The date of the transaction, the title, the interest rate and the maturity date (if applicable), the number of shares, and the principal amount of each Covered Security involved;

               (2) The nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);

               (3) The price of the Covered Security at which the transaction was effected;

               (4) The name of the broker, dealer or bank with or through which the transaction was effected; and

               (5)  The date that the report is submitted by the Access Person.

               To the extent such information is not included in the duplicate confirmations, statements, periodic reports or other written information previously provided to the Designated Supervisor Person, the following information must also be provided in the manual report submitted by the Access Person with respect to any account established in which any securities were held during the prior calendar quarter for the direct or indirect Beneficial Ownership interest of the Access Person:

               (1) The name of the broker, dealer or bank with whom the Access Person established the account; and

               (2)  The date the account was established.

          3.   Permitted Disclaimer

          Any report submitted to comply with the requirements of this Section IV, may contain a statement that the report shall not be construed as an admission by the person making such report that such person has any direct or indirect Beneficial Ownership in the securities to which the report relates.

     C.   Quarterly Review

     At least quarterly, the Designated Supervisory Person (or his or her designee) shall review and compare the confirmations and quarterly reports received with the written pre-clearance authorization provided. Such review shall include:

          1.   Whether the securities transaction complied with this Code;

          2. Whether the securities transaction was authorized in advance of its placement;

          3. Whether the securities transaction was executed before the expiration of any approval under the provisions of this Code;

          4. Whether any Advisory Client accounts owned the securities at the time of the securities transaction; and

          5. Whether any Advisory Client accounts purchased or sold the securities in the securities transaction within at least seven (7) days of the securities transaction.

     D.   Initial and Annual Disclosure of Personal Holdings

     No later than 10 days after becoming a Access Person and thereafter on an annual calendar year basis, each Access Person shall submit a Personal Holdings of Securities report (Attachment D) with respect to each Covered Security, other than securities exempted from this Code in accordance with Section III hereof, in which such Access Person had any direct or indirect Beneficial Ownership at such time. If not previously provided, the Access Person shall provide or ensure that reports or duplicate copies of supporting documentation (e.g., brokerage statements or similar documents) of securities holdings required to be reported herein are provided to the Designated Supervisory Person.

     In addition, the Access Person will provide the name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person, including those otherwise excluded from the definition of Covered Security (Section III.A.).

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     E.   Certification of Compliance

     Each Access Person is required to certify annually that he or she has read and understood this Code and recognizes that he or she is subject to it. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code. The form of Annual Certification and Questionnaire is attached to this Code as Attachment E.

     F.   Reports to the Boards of Trustees/Directors

          1.   Annual Reports

          The Designated Supervisory Person shall prepare an annual report for the Board of each Munder Fund for MCM, World, and any sub-adviser . At a minimum, the report shall: (a) summarize the existing Code procedures concerning personal investing and any changes in the Code and its procedures made during the year; (b) describe any issues arising under the Code since the last report to the Board, including, but not limited to, information about material violations of the Code or the Procedures, and sanctions imposed in response to the material violations; (c) certify to the Board that the Munder Funds, MCM and World have adopted procedures reasonably necessary to prevent Access Persons from violating the Code; and (d) identify any recommended material changes in existing restrictions or procedures.

          2.   Quarterly Reports

          At each quarterly meeting of the Munder Funds' Boards, MCM, World, and any sub-adviser of a Munder Fund shall report to the Boards concerning:

          a. Any transaction that appears to evidence a possible violation of this Code;

          b.   Apparent violations of the reporting requirements of this Code;

          c. Any securities transactions that occurred during the prior quarter that may have been inconsistent with the provisions of the codes of ethics adopted by a Fund's sub-adviser or principal underwriter; and

          d. Any significant remedial action taken in response to such violations described in paragraph c. above.

     G.   Maintenance of Reports

     The Designated Supervisory Person shall maintain such reports and such other records as are required by this Code.

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V.   GENERAL POLICIES

     A.   Anti-Fraud

     It shall be a violation of this Code for any Access Person or principal underwriter for any Advisory Client, or any affiliated person of MCM, World, any sub-adviser to, or the principal underwriter of, any Advisory Client in connection with the purchase or sale, directly or indirectly, by such person of a Covered Security which, within the most recent 15 days was held by an Advisory Client, or was considered by MCM or World for purchase by the Advisory Client, to:

          1.   employ any device, scheme or artifice to defraud an Advisory
               Client;

          2. make to an Advisory Client any untrue statement of a material fact or omit to state to an Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          3. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon an Advisory Client; or

          4. engage in any manipulative practice with respect to an Advisory Client.

     B.   Involvement in Criminal Matters or Investment-Related Civil
          Proceedings

     Each Access Person must notify the Legal Department, as soon as reasonably practical, if he or she is arrested, arraigned, indicted or pleads no contest to any criminal offense (other than minor traffic violations) or if named as a defendant in any investment-related civil proceedings or any administrative or disciplinary action.

VI.  SANCTIONS

     Upon discovering that a Access Person has not complied with the requirements of this Code, the Designated Supervisory Person shall submit findings to the Compliance Committee. The Compliance Committee may impose on that Access Person whatever sanctions the Compliance Committee deems appropriate, including, among other things, the unwinding of the transaction and the disgorgement of profits, letter of censure, suspension or termination of employment. Any significant sanction imposed shall be reported to the Munder Funds' Boards in accordance with Section IV.F. above. Notwithstanding the foregoing, the Designated Supervisory Person shall have discretion to determine, on a case-by-case basis, that no material violation shall be deemed to have occurred. The Designated Supervisory Person may recommend that no action be taken, including waiving the requirement to disgorge profits under Section II.D. of this Code. A written memorandum for any such finding shall be filed with reports made pursuant to this Code.

VII.  INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER CODES

      Each Munder Fund's investment adviser, sub-adviser and, if appropriate, principal underwriter shall adopt, maintain and enforce separate codes of ethics with respect to their personnel in compliance with Rule 17j-1 and Rule 204-2(a)(12) of the Investment Advisers Act of 1940 or Section 15(f) of the Securities Exchange Act of 1934, as applicable, and shall forward to the Designated Supervisory Person and the Munder Fund's administrator copies of such codes and all future amendments and modifications thereto. The Munder Funds' Boards, including a majority of Non-Interested Trustees/Directors of the Boards, must approve the Munder Funds' Code and the code of any investment adviser, sub-adviser or principal underwriter of a Munder Fund unless, in the case of the principal underwriter that is not affiliated with MCM or World, it is exempt from this approval requirement under Rule 17j-1.

VIII. RECORDKEEPING

      This Code, the codes of any investment adviser, sub-adviser and principal underwriter, a copy of each report by an Access Person, any written report by MCM, World, any sub-adviser or the principal underwriter and lists of all persons required to make reports shall be preserved with MCM's records in the manner and to the extent required by Rule 17j-1.

IX.   CONFIDENTIALITY

      All information obtained from any Access Person hereunder shall be kept in strict confidence, except that reports of securities transactions hereunder may be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization, and may otherwise be disclosed to the extent required by law or regulation.

X.    OTHER LAWS, RULE AND STATEMENTS OF POLICY

      Nothing contained in this Code shall be interpreted as relieving any Access Person from acting in accordance with the provisions of any applicable law, rule, or regulation or any other statement of policy or procedures governing the conduct of such person adopted by a Munder Fund. No exception to a provision in the Code shall be granted where such exception would result in a violation of Rule 17j-1.

XI.   FURTHER INFORMATION

      If any person has any questions with regard to the applicability of the provisions of this Code generally or with regard to any securities transaction or transactions, such person should consult with the Designated Supervisory Person.

                                                                    Attachment A
                                                                    ------------

                                   DEFINITIONS

     "Access Person" shall mean: (a) every trustee, director, officer and
      -------------
general partner of the Munder Funds, MCM and World, (b) every employee of the Munder Funds, MCM and World (and of any company in a control/3/ relationship to a Munder Fund or MCM) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of Covered Securities by an Advisory Client or whose functions relate to the making of any recommendation to an Advisory Client regarding the purchase or sale of Covered Securities, (c) every employee of MCM and World who obtains information concerning recommendations made to an Advisory Client with regard to the purchase or sale of a Covered Security prior to their dissemination, and (d) such persons designated by the Legal Department. The term "Access Person" does not include any person who is subject to securities transaction reporting requirements of a code of ethics adopted by a Fund's administrator, transfer agent or principal underwriter which contains provisions that are substantially similar to those in this Code and which is also in compliance with Rule 17j-1 of the 1940 Act and Section 15(f) of the Securities Exchange Act of 1934, as applicable. Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 17j-1. A person who normally assists in the preparation of public reports or who receives public reports but who receives no information about current recommendations or trading or who obtains knowledge of current recommendations or trading activity once or infrequently or inadvertently shall not be deemed to be either an Advisory Person or a Access Person.

     "Advisory Client" means any client (including both investment companies and
      ---------------
managed accounts) for which MCM or World serves as an investment adviser or subadviser, renders investment advice, makes investment decisions or places orders through its trading department.

     "Beneficial Ownership" A person is generally deemed to have beneficial
      --------------------
ownership of a security if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect "pecuniary interest" in the security. The term "pecuniary
                    ------------------                             ---------
interest" generally mean the opportunity, directly or indirectly, to profit or
--------
share in any profit derived from a transaction in the securities. A person is refutably deemed to have an "indirect pecuniary interest" in any securities held by members of the person's Immediate Family. An indirect pecuniary interest also includes, among other things: a general partner's proportionate interest in the portfolio securities held by a general or limited partnership; a performance-related fee, other than an asset-based fee, received by any broker, dealer, bank, insurance company, investment company, investment adviser, investment manager, trustee or person or entity performing a similar function; a person's right to dividends that is separated or separable from the underlying securities; a person's interest in securities held by certain trusts; and a person's right to acquire equity securities through the exercise or conversion of any derivative security, whether or not presently exercisable, the term "derivative security" being generally defined as any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to an equity security, or similar

----------
/3/ "Control" shall be interpreted to have the same meaning as in Section 2(a)(9) of the Investment Company Act.

securities with, or value derived from, the value of an equity security. For purposes of the Rule, a person who is a shareholder of a corporation or similar entity is not deemed to have a pecuniary interest in portfolio Securities held
          ---
by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation's or the entity portfolio. The foregoing definitions are to be interpreted by reference to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, except that the determination of direct or indirect beneficial ownership for purposes of this Code must be made with respect to all securities that a Access Person has or acquires.

     "Covered Security" means any note, stock, treasury stock, security future,
      ----------------
bond, debenture, evidences of indebtedness (including loan participations and assignments) certificate of interest or participation in any profit-sharing agreement, collateral trust agreement, investment contract, voting trust certificate, any put, call, straddle, option, or privilege on any security or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general any interest or instrument commonly known as a "security," or any certificate or interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, or derivative instrument of, any of the foregoing, and other items mentioned in Section 2(a)(36) of the 1940 Act and not specifically exempted by Rule 17j-1. Items excluded from the definition of "Covered Security" by Rule 17j-1 are securities issued or guaranteed as to principal or interest by the U.S. Government or its instrumentalities, bankers acceptances, bank certificates of deposit, commercial paper and high quality short term debt instruments (including repurchase agreements) and shares of registered open-end investment companies (such as the Munder Funds other than the Munder @Vantage Fund/4/). In addition, a Covered Security does not include commodities or options on commodities, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

     "De Minimus Trade" is defined in Section III.C. of the Code.
      ----------------

     "Designated Supervisory Person" means the person designated as the
      -----------------------------
Designated Supervisory Person in Attachment F hereof.

     "Immediate Family" of an Access Person means any of the following persons
      ----------------
who reside in the same household as the Access Person:

            child               grandparent            son-in-law
            stepchild           spouse                 daughter-in-law
            grandchild          sibling                brother-in-law
            parent              mother-in-law          sister-in-law
            stepparent          father-in-law

----------
/4/ Note that the @Vantage Fund is not an "open-end" investment company.
                                   ---
Accordingly, its shares are not exempt from the definition of a Covered Security or the other restrictions under the Code, including the pre-clearance requirements for Access Persons.

Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the General Counsel determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

     An "Index Trade" occurs when a Portfolio Manager directs a securities trade
         -----------
in an index-or quantitative-style Client Account, such as an account managed to replicate the S&P 500 Index or the S&P MidCap 400 Index, in order for the account to maintain its index weightings in that security.

     "Interested Trustee/Director" is any person who is an "interested person" as defined in the Investment Company Act of 1940, as amended, except for those who are "interested persons" of an investment company solely by reason of being a member of its board of directors or advisory board or an owner of its securities, or a member in the immediate family of such a person.

     "Investment Personnel" is any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; or any natural person who controls the Fund or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

     "Non-Interested Trustee/Director" is any person who is an Access Person by
      -------------------------------
virtue of being a trustee or director of a Munder Fund, but who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of a Munder Fund unless such non-interested trustee/director, at the
                          ------
time of a Securities Transaction, knew, or in the ordinary course of fulfilling his or her official duties as a trustee/director of a Munder Fund should have known, that during the 15-day period immediately preceding the date of the transaction by such person, the security such person purchased or sold is or was purchased or sold by a Munder Fund or was being considered for purchase or sale by a Munder Fund or its investment adviser. For purposes of this Code, a "Non-Interested Trustee/Director" shall include each trustee/director of a Munder Fund who is not also a director, trustee, officer, partner or employee or controlling person of a Munder Fund's investment adviser, sub-adviser, administrator, custodian, transfer agent, or distributor.

                                                                    Attachment B
                                                                    ------------

Ctrl No: _____________

                          PREAUTHORIZATION REQUEST FORM
[LOGO]                  PERSONAL SECURITIES TRANSACTIONS
MUNDER

Access Person (and trading entity, if different)   _____________________________

Name and Symbol of Security                        _____________________________

Maximum quantity to be purchased or sold           _____________________________

Name of broker to effect transaction               _____________________________

Transaction type (Buy, Sell, Exchange, etc.)       _____________________________

In connection with the foregoing transaction, I hereby make the following representations and warranties:

   1. I do not possess any material non-public information regarding the issuer of the Security.

   2. To my knowledge there are no pending trades in the Security (or any derivative of it) by an Advisory Client (other than an Index Trade).

   3. To my knowledge, the Security (or any derivative of it) is / is not (circle one) held by an Advisory Client.

   4. To my knowledge, the Security (or any derivative of it) is not being considered for purchase or sale by any Advisory Client (other than an Index Trade).

   5. If I am a Portfolio Manager or a person linked to a portfolio manager, none of the accounts I (or such portfolio manager) manage purchased or sold this Security (or any derivatives of it) within the past 7 calendar days (other than an Index Trade).

   6. I have read the Code of Ethics within the prior 12 months and believe that the proposed trade fully complies with the requirements of the Code.


Date: _________________    Access Person Signature _____________________________

--------------------------------------------------------------------------------
 DATE                               Authorized By
--------------------------------------------------------------------------------
  [_]          No Open Orders       Time Stamp
--------------------------------------------------------------------------------

Your trade must be placed promptly following authorization to avoid any conflict with incoming orders on the trading desk. If the transaction is not executed before the open of trading on the next trading day following the trade date listed, you must obtain a new pre-authorization.

                                                                    Attachment C
                                                                    ------------

               QUARTERLY REPORT FOR PERIOD ENDING ______________

          This form must be returned to the compliance officer no later than the 10/th/ day of the month following the quarter end noted above.

Access Person: ______________________________________

     As required by Section IV.B. of the Code of Ethics, I submit the following information concerning transactions during the most recent calendar quarter in SECURITIES* in which I have or had direct or indirect Beneficial Ownership (other than exempt transactions effected in an account over which neither you nor I had any direct or indirect influence or control, if any).

-----------------------------------------------------------------------------------------------------------------------------------
    Date of           Type of                                  Number of                         Principal      Broker, Dealer or
  Transaction       Transaction       Title of Security         Shares           Price/Share     Amount**             Bank
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  (Use additional pages if necessary)

For new account(s) established in which any securities were held during the quarter for my direct or indirect benefit:

     Name of the broker, dealer or bank with
      whom the account was established:  _________________________________
     Account Owner:                      _________________________________
     Account Number:                     _________________________________
     Date the account was established:   _________________________________

I confirm that I have complied with the Code of Ethics with respect to personal securities transactions, and that all such transactions are listed above or attached and that I have reported all reportable accounts established with a broker, dealer or bank during the quarter.

Date ___________________      Signed ___________________________________________


* For purposes of reporting quarterly transactions, the term "Security" does not include (1) securities issued or guaranteed as to principal or interest by the U.S. Government or its instrumentalities; (2) bankers' acceptances; (3) bank certificates of deposit; (4) commercial paper and high quality short-term debt instruments (including repurchase agreements); and (5) shares of registered open-end investment companies. For purposes of reporting new accounts established during the quarter, there is no limitation on the term "security."

** Principal amount equals the amount paid or received excluding any commissions.

                                                                    Attachment D
                                                                    ------------

                        PERSONAL HOLDINGS OF SECURITIES

Name: ______________________________________    Access / Non Access (circle one)

Position/Department: _______________________

I. To comply with SEC regulations and the Munder Capital Management Code of Ethics, all persons are required to provide a holdings report containing the following information (the information must be current as of a date no more than 30 days before the report is submitted):

     a. The title, number of shares and principal amount of each security in which you have any direct or indirect beneficial ownership; and

     b. The name of any broker, dealer, or bank with whom you maintain an account in which securities are held for your direct or indirect benefit.

Please fill out the form below listing those broker, dealer and bank accounts that meet the Code of Ethics reporting requirements. You must attach a list of the Covered Securities* held in each account, including the information listed
    -------------------
in item (i) above. A copy of the most recent statement for each account may be attached for this purpose if it is accurate and provides all the required information.

Following is a listing of accounts that meet the Firm's reporting guidelines:*

--------------------------------------------------------------------------------
  Account Owner               Account Number                   Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

II.  In addition, please list all broker, dealer and bank accounts not listed in
Section I that hold securities that are otherwise excluded** from the definition of a Covered Security (you do not have to provide copies of confirmations or statements).

--------------------------------------------------------------------------------
  Account Owner               Security Type                    Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

III. If you have a Beneficial Ownership interest in Covered Securities that are not listed in an attached account statement, or hold the physical certificates, list them below:



Name of Security                             Quantity      Value       Custodian
----------------                             --------      -----       ---------

1.   ---------------------------------------------------------------------------

2.   ---------------------------------------------------------------------------

3.   ---------------------------------------------------------------------------

(Attach separate sheet if necessary)

      I certify that I have read and understand the Code of Ethics and that this form and the attached statements (if any) constitute all of the reportable accounts and Covered Securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.


Signed: _____________________________________     Date: ________________________

III. If you have a Beneficial Ownership interest in Covered Securities that are not listed in an attached account statement, or hold the physical certificates, list them below:

Name of Security                         Quantity         Value        Custodian
----------------                         --------         -----        ---------

1.   ___________________________________________________________________________

2.   ___________________________________________________________________________

3.   ___________________________________________________________________________

(Attach separate sheet if necessary)

     I certify that I have read and understand the Code of Ethics and that this form and the attached statements (if any) constitute all of the reportable accounts and Covered Securities in which I have a Beneficial Ownership interest, including those for which I hold physical certificates, as well as those held in accounts of my Immediate Family.

Signed: ______________________________  Date: __________________________________

*Please refer to the Code of Ethics for Access Persons for a description of Covered Securities (Section III.A. and Attachment A).

** Excluded from the definition of Covered Securities are: 1) Securities issued or guaranteed as to principal or interest by the Government of the United States or its instrumentalities; 2) Bankers' acceptances; 3) Bank certificates of deposit; 4) Commercial paper and high quality short term debt instruments (including repurchase agreements); and 5) Shares of registered open-end investment companies (including, for example, the Munder Funds).

                                                                    Attachment E
                                                                    ------------

                     Annual Certification and Questionnaire
                               For Access Persons
                                       of
                             The Munder Funds Trust
                             The Munder Funds, Inc.
                              St. Clair Funds, Inc.
                       The Munder Framlington Funds Trust
                            The Munder @Vantage Fund
                            Munder Capital Management
                         World Asset Management, L.L.C.

Employee: _____________________________________________ (please print your name)

I.   Introduction

     Access Persons are required to answer the following questions for the year ended __________. Upon completion, please sign and return the questionnaire by ______, to _________ in the Legal Department. If you have any questions, please contact __________ at extension ______. All capitalized terms are defined in the Code.

II.  Annual Certification of Compliance with the Code of Ethics

     A. Have you obtained pre-clearance for all securities/5/ transactions in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, except for transactions exempt from pre-clearance under the Code? (Note: Circle "Yes" if there were no securities transactions.)

               Yes              No              (If no, explain on Attachment)

     B. Have you reported all securities transactions in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, except for transactions exempt from reporting under the Code? (Reporting requirements include arranging for the Legal Department to receive, directly from your broker, duplicate transaction confirmations and duplicate periodic statements for each brokerage account in which you have, or a member of your Immediate Family has, a Beneficial Ownership interest, as well as reporting securities held in certificate form.)

               Yes              No              (If no, explain on Attachment)

----------
/5/    The term "security" does not include open-end investment companies such as the Munder Funds. However, it does include closed-end funds such as the @Vantage Fund.

     C. Have you reported all broker, dealer and bank accounts in which any securities are held for your direct or indirect benefit? Circle "Yes" if there were no such accounts.

                Yes             No            (If no, explain on Attachment)

     D. Have you notified the Legal Department if you have been arrested, arraigned, indicted, or have plead no contest to any criminal offense, or been named as a defendant in any investment-related civil proceedings, or administrative or disciplinary action? (Circle "Yes" if you have not been arrested, arraigned, etc.)

                Yes             No            (If no, explain on Attachment)

     E. Have you complied with the Code of Ethics in all other respects, including the gift policy?

                Yes             No            (If no, explain on Attachment)

          (List in the Attachment all reportable gifts given or received for the year covered by this certificate, noting the month, "counterparty," gift description, and estimated value.)

III. Insider Trading Policy

     Have you complied in all respects with the Insider Trading Policy?

                Yes             No            (If no, explain on Attachment)

IV.  Disclosure of Directorships

     A. Are you, or is any member of your Immediate Family, a director of any publicly traded company or privately held company (other than a non-profit, charitable organization).

                Yes             No

          (If yes, list on Attachment each company for which you are, or a member of your Immediate Family is, a director.)

     B. If the response to the previous question is "Yes," do you have knowledge that any of the companies for which you are, or a member of your Immediate Family is, a director will go public or be acquired within the next 12 months?

                Yes             No

     I hereby represent that I have read and understand the Code of Ethics and that, to the best of my knowledge, the foregoing responses are true and complete. I understand that any untrue or incomplete response may be subject to disciplinary action by MCM or World.

Date: _____________________________         ____________________________________
                                            Access Person Signature

                                  ATTACHMENT TO
                       ANNUAL CODE OF ETHICS QUESTIONNAIRE

Please explain all "No" responses to questions in Sections II and III

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Please list each company for which you are, or a member of your Immediate Family is, a director

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Please list all Gifts you received or gave during the year covered by this questionnaire

--------------------------------------------------------------------------------
                                                                      Estimated
Month           Giver/Receiver            Gift Description              Value
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                  (Continue on additional sheet if necessary.)

                                                                    Attachment F
                                                                    ------------

                                 CONTACT PERSONS

DESIGNATED SUPERVISORY PERSON

     Stephen J. Shenkenberg

DESIGNEES OF DESIGNATED SUPERVISORY PERSON

     Mary Ann Shumaker
     Linda Meints
     Shannon Barnes

LEGAL DEPARTMENT

     Stephen J. Shenkenberg
     Mary Ann Shumaker
     Melanie West
     Kimberlee Rubin
     Julie Habrowski
     Diane Isaacs
     Linda Meints
     Shannon Barnes
     Angela Bouler

COMPLIANCE COMMITTEE

     Stephen J. Shenkenberg
     Peter Hoglund
     Enrique Chang

                                                                    Attachment G

                           LIST OF BROAD-BASED INDICES

Listed below are the broad-based indices as designated by the Compliance Department. See Section III.B.6. for additional information.

--------------------------------------------------------------------------------
DESCRIPTION OF OPTION                     SYMBOL                  EXCHANGE
--------------------------------------------------------------------------------
NASDAQ-100                                NDX                     CBOE
--------------------------------------------------------------------------------
S & P 100 *                               OEX                     CBOE
--------------------------------------------------------------------------------
S & P 400 Midcap Index *                  MID                     CBOE
--------------------------------------------------------------------------------
S & P 500 *                               SPX                     CBOE
--------------------------------------------------------------------------------
* Includes LEAPs
--------------------------------------------------------------------------------

                                      F-2